Exhibit 99.1 CERTIFICATION The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Annual Report on Form 10-K for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2002 —————————— Date: December 10, 2002 ——————————	/s/ William P. Murnane —————————— President and Chief Executive Officer /s/ Thomas Paulson —————————— Chief Financial Officer

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